CERTAIN INFORMATION HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2.

                                                                   EXHIBIT 10.63
                                                                   -------------

                              PARTS AND ASSEMBLIES
                               PURCHASING CONTRACT

This is a Parts and Assemblies Purchasing Contract ("Contract") dated and effective the 26th day of September, 2003 (the "Effective Date"), by and between [***], a [***] corporation, acting through its [***], with offices at [***] hereinafter referred to either individually or sometimes collectively as "Buyers") and PentaPure Incorporated, with offices at Saint Paul, Minnesota, 55118, ("PentaPure").

The following are the terms and conditions under which PentaPure shall sell certain parts and/or assemblies (further defined below) and Buyers shall purchase these parts and/or assemblies for incorporation into refrigeration products.

1.       PRODUCTS

During the Contract Term (defined in section 2, below), and subject to the provisions of this Contract, Buyers shall purchase from PentaPure [***] certain water filtration parts and systems, consisting of [***] for use in [***] manufactured by Buyers, defined by the part numbers set out in attached Exhibit A and incorporated herein by reference (the "Products").

2.       TERM

This Contract shall commence on September 26, 2003 (the "Effective Date"), and shall end on September 25, 2008, unless sooner terminated in accordance with the provisions hereof (the "Contract Term"). This Contract may not be amended or extended except by written agreement of the parties hereto.

3.       PRICE

The pricing set out in attached Exhibit A shall be firm, fixed for the Contract Term, except for such adjustments to pricing as are allowed by the provisions of this Contract. PentaPure shall provide Exhibit A pricing to Buyers, business components of [***], and any purchaser which uses Products for incorporation into appliances or assemblies manufactured for Buyers.

4.       VOLUME [***]

During the Contract Term, Buyers shall purchase from PentaPure 100% of the Buyers' requirements for Products in Exhibit A, manufactured in accordance with the specifications of Buyers in all respects, and further subject to PentaPure's compliance with the following provisions. [***] shall not be in violation of this requirements provision by purchasing minimal quantities for the reason of qualifying an alternate supplier in anticipation of expiration of the Contract Term.

[***]

[***]

(C) (i) New [***] - During the Contract Term, a Buyer or Buyers may wish to introduce [***], which is substantially different from existing Products and does not contain assemblies or components listed in Exhibit A ("New Product"). If at any time during the Contract Term a Buyer or Buyers decide to introduce a New Product, the Buyer or Buyers agree to introduce the New Product with PentaPure, provided that:

         [***]

(ii) If, within [***] of receipt of a written request by Buyers to supply the New Products, Pentapure fails or refuses to notify Buyers, that it will meet these requirements, Buyer or Buyers shall be free to purchase such New Product from any other supplier. The Contract shall remain in effect with respect to existing Products for the remainder of the Contract Term.

(iii) Any New Products agreed upon by the parties shall be added to Exhibit A by amendment, whereupon all [***] shall apply to New Products, unless otherwise agreed upon in writing by the parties.

5. PAYMENT TERMS

All payments for Products by [***] shall be made by Electronic Funds Transfer within [***] from date of receipt of Products. Payments for Products by [***] shall be by wire transfer within [***] days from date of receipt of Products. These are the current standard payment terms by Buyers to suppliers for purchases. During the Contract Term, payment terms hereunder shall change with any changes to [***] standard payment terms, without discounts.

6.       HEADINGS

The section, paragraph and subject headings in this Contract are for convenience of reference only and shall not be considered in any question of interpretation of this Contract and shall not be deemed to alter or affect any provision of this Contract.

7.       NOTICES

Any notice or communication required or permitted to be given hereunder shall be sufficient if in writing and (i) delivered in person or by a reputable overnight courier service to the other party's address below, (ii) sent by confirmed facsimile transmission during normal business hours to the fax numbers listed below, or (iii) sent by registered or certified first class mail to the other party's address below, postage prepaid and return receipt requested. Each notice shall be deemed given on the date delivered when so delivered personally, on the transmission date when sent by confirmed facsimile transmission, on the date delivery is guaranteed by a representative of such service when sent by overnight courier service, and if mailed, four days after date of deposit in the mail. The parties' respective addresses for notices are as follows:

To [***] :

[***]

AND

[***]

To PentaPure:

David Botts
Vice President
PentaPure Incorporated
1000 Apollo Road
Eagan, MN  55121


8.       [***]

9.       CONDITIONS OF PURCHASE AND COMPLETE AGREEMENT

This Contract, together with the Exhibits attached hereto, and the JDA sets forth the entire agreement between the parties regarding the subject matter hereof and supersedes any other prior or contemporaneous agreements, written or oral, between the parties. The Conditions of Purchase in attached Exhibit B shall apply to all transactions hereunder to the extent they do not conflict with the foregoing terms of this Contract. In the event of a conflict, the foregoing terms of this Contract shall be controlling. This Contract may not be amended or extended except by written agreement signed by all of the parties hereto and may not be amended by subsequent invoices, purchase orders or printed terms contained therein. Any terms and conditions contained in an acknowledgment of a Purchase Order issued hereunder, or with delivery of Products, which are different from or in addition to this Contract, shall not be binding upon Buyers.

10.      ASSIGNMENT

Assignment by PentaPure of this Contract or any interest therein, including any payment to become due hereunder, without the prior written consent of Buyers, shall be prohibited and any attempt by PentaPure to assign any of its rights or obligations hereunder or derived herefrom without the prior written consent of Buyers shall be null and void and of no force or effect; provided, however, that this Contract may be assigned or transferred in connection with a sale of substantially all of the assets or business of PentaPure to a non-competitor of Buyers upon prior written notice. Buyers may assign this Contract at any time. This Contract shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the parties and specifically requires any successor of a majority of the assets or stock or other assignee of PentaPure's business to expressly assume and agree to perform this Contract in the same manner and to the same extent that PentaPure would be required to perform if no succession or assignment had taken place, unless such permitted assignment is a competitor of Buyers in the appliances market. In that event, PentaPure must obtain Buyers' written consent of the assignment of the Contract.





WHEREFORE, the parties have executed this Contract to be effective September 26, 2003, but actually signed on the dates below.

[***] PENTAPURE INCORPORATED


                                       By:      /s/ James Carbonari
                                          -------------------------------------
                                       James Carbonari
                                       President/C.E.O.

                                       Date:   10-31-03
                                            -----------------------------------










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



                                    EXHIBIT A
                              PRODUCTS AND PRICING

PART NUMBER                         DESCRIPTION                  PRICE

[***]                               [***]                        [***]

[***] and PentaPure agree to use their best efforts to identify and implement cost saving productivity projects for the part numbers listed in the [***] headings, above. [***]. All new Products which may result from this process shall be added to Exhibit A. [***]

[***] shall not apply to [***] unless otherwise agreed upon by the parties in writing.

[***]































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